UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of l934

June 12, 2009 (June 10, 2009)
Date of report (Date of earliest event reported)

PROLOR Biotech, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52691	20-0854033
(Commission File Number)	(IRS Employer Identification No.)

3 Sapir Street, Weizmann Science Park, Nes-Ziona, Israel 74140
(Address of Principal Executive Offices) (Zip Code)

(866) 644-7811
(Registrant’s Telephone Number, Including Area Code)

Modigene Inc.
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 10, 2009, we changed our name from Modigene Inc. to PROLOR Biotech, Inc.  On June 12, 2009, and in connection with the name change, shares of our common stock began trading on the OTC Bulletin Board under the symbol PBTH.

The name change was approved on May 21, 2009, by stockholders owning a majority of the company’s outstanding common stock.  A copy of the company’s Proxy Statement on Schedule 14A, containing the proposal relating to the approval of the name change, was filed with the Securities and Exchange Commission on April 21, 2009 and mailed to stockholders on April 22, 2009.

On June 12, 2009, we issued a press release regarding the change to our name and ticker symbol and the other matters approved at our annual meeting of stockholders.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated June 12, 2009 announcing new name and ticker symbol (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIGENE INC. (Registrant)

Date: June 12, 2009	By:	/s/ Shai Novik
Name: Shai Novik
Title: President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 12, 2009 announcing new name and ticker symbol (filed herewith)